UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       March 5, 2012 (March 2, 2012)

Park National Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500
(Address of principal executive offices)	(Zip Code)

(740) 349-8451

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2012, Park National Corporation (“Park”) issued a news release (the “News Release”) announcing that John W. Kozak, the Chief Financial Officer (“CFO”) of Park and its wholly-owned subsidiary, The Park National Bank (“PNB”), formally informed the Board of Directors of Park on March 2, 2012, of his intent to retire from his positions of CFO and principal financial officer of Park and Senior Vice President and CFO of PNB, effective April 22, 2013.

Also on March 2, 2012, the Board of Directors of Park took action to name the current Chief Accounting Officer and principal accounting officer of Park, Brady T. Burt, as successor to Mr. Kozak. Mr. Burt will become the CFO and principal financial officer of Park and the CFO of PNB effective April 23, 2013. Mr. Burt, who is 39, has served as the Chief Accounting Officer of Park since April 2007 and as a Vice President and the Chief Accounting Officer of PNB since April 2007. Prior to joining Park and PNB, Mr. Burt was the Executive Vice President and Chief Financial Officer of Vails Banks, Inc. (the parent company for WestStar Bank of Vail, Colorado) from June 2005 until November 2006. Vail Banks, Inc. was sold to U.S. Bancorp in September 2006. Mr. Burt does not have any family relationship with any member of Park’s Board of Directors or any of Park’s executive officers. Mr. Burt and members of his immediate family are customers of and have had banking relationships with PNB in the ordinary course of business and in compliance with applicable federal and state laws and regulations.

Park’s Board of Directors also took action to name the current Vice President of Accounting of PNB, Matthew R. Miller, to be Mr. Burt’s successor and become the Chief Accounting Officer and principal accounting officer of Park and the Chief Accounting Officer of PNB, effective April 23, 2013. Mr. Miller, who is 33, has served as a Vice President of PNB since April 2009. Prior to joining PNB, Mr. Miller was employed by Deloitte & Touche from September 2001 until March 2009, serving audit clients in the financial services industry. Mr. Miller does not have any family relationship with any member of Park’s Board of Directors or any of Park’s executive officers. Mr. Miller and members of his immediate family are customers of and have had banking relationships with PNB in the ordinary course of business and in compliance with applicable federal and state laws and regulations.

A copy of the News Release is included as Exhibit 99.1 and incorporated by reference herein.

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Item 9.01 – Financial Statements and Exhibits.

(a)    Not applicable

(b)   Not applicable

(c)    Not applicable

(d)   Exhibits. The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	News Release issued by Park National Corporation on March 5, 2012

[Remainder of page intentionally left blank;

signature on following page.]

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: March 5, 2012	By:	/s/ John W. Kozak
John W. Kozak Chief Financial Officer

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INDEX TO EXHIBITS

Current Report on Form 8-K

Dated March 5, 2012

Park National Corporation

Exhibit No.	Description

99.1	News Release issued by Park National Corporation on March 5, 2012

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